Scudder
Cash Investment
Trust

Annual Report
May 31, 1999

No-Load Funds

A money market fund for investors seeking stability of capital and, consistent therewith, liquidity of capital and current income.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                          Scudder Cash Investment Trust

--------------------------------------------------------------------------------
Date of Inception:  7/23/76    Total Net Assets as         Ticker Symbol:  SCTXX
                               of 5/31/99: $1.14 billion
--------------------------------------------------------------------------------


o Scudder Cash Investment Trust's fiscal year end has changed from June 30 to May 31. For its abbreviated fiscal year that began on July 1, 1998, and ended May 31, 1999, Scudder Cash Investment Trust maintained its $1.00 share price and provided a 4.15% total return.

o The Fund's 30-day net annualized yield was 4.13% as of May 31, 1999.

o The majority of the Fund's investments are in high-quality commercial paper, which can offer some of the highest money market yields available.

                                Table of Contents

   3  Letter from the Fund's President     15  Notes to Financial Statements
   4  Portfolio Management Discussion      18  Report of Independent Accountants
   7  Glossary of Investment Terms         20  Officers and Trustees
   9  Investment Portfolio                 21  Investment Products and Services
  11  Financial Statements                 22  Scudder Solutions
   14  Financial Highlights


                        2 - Scudder Cash Investment Trust

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Cash Investment Trust's abbreviated fiscal year ended May 31, 1999. We have changed the Fund's fiscal year end from June 30 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November.

     During a period of increased volatility for the financial markets, Scudder Cash Investment Trust continued to seek a stable $1.00 share price and competitive money market rates for its investors. On May 31, 1999, the Fund offered a 30-day net annualized yield of 4.13%. Over its abbreviated fiscal year that began July 1, 1998, and ended May 31, 1999, the Fund provided a total return of 4.15%. A "flight to quality" during much of the period that spurred a large number of investors to turn to money market instruments and tended to depress short-term interest rates has subsided. This is indicated to us by the spread between the Fed Funds rate and the 90-day Treasury bill rate: As wide as one and a half percentage points in mid-October, the spread closed to a tenth of a percentage point as of May 31. Please read the Portfolio Management Discussion beginning on page 4 for additional information concerning your Fund's investment environment, strategy, and outlook.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 23 provides more information on how to contact Scudder. Thank you for choosing Scudder Cash Investment Trust to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Cash Investment Trust

                        3 - Scudder Cash Investment Trust

                         Portfolio Management Discussion

Dear Shareholders,

Through a period that included a massive "flight to quality," shifting interest rate stances by the Federal Reserve, a rising but volatile U.S. stock market, and a robust U.S. economy, Scudder Cash Investment Trust provided shareholders with a stable $1.00 share price and a competitive yield. As of May 31, 1999, the Fund's 30-day net annualized yield was 4.13%. Over its abbreviated fiscal year that began July 1, 1998, and ended May 31, 1999, the Fund provided a total return of 4.15%. The Fund's 12-month total return of 4.56% is roughly equivalent to the 4.58% average return of similar money market funds during the same period as tracked by Lipper Analytical Services, Inc.^1

                             The Markets Settle Down

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds and money market instruments led to significantly lower bond and money market yields. Though presidential impeachment proceedings distracted the financial markets, the Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability.

During this period, the U.S. economy continued to grow beyond all expectations, with a dramatic 6% annualized increase in GDP for the fourth quarter of 1998 and a strong start in 1999 that seemed to assure at least 4% GDP growth this year. Reflecting a healthy economy and investor expectations for continued growth, the Dow Jones average reached 10,560 by the close of the Fund's fiscal year. At the same time, the Federal Reserve was preparing to nudge interest rates higher (after the bond market had already done so) in an effort to head off inflationary pressures. The credit concerns that drove so much investor activity in late 1998 had gradually subsided.

                             A Conservative Strategy

Over the Fund's abbreviated fiscal year, we took a "neutral" stance, and refrained from extending the Fund's average maturity because money market yields at the longer end of our acceptable maturity range did not offer attractive value. The Fund's strategy has been to wait until money market yields increased sufficiently in order to make the additional risk of extending maturity worthwhile. The average maturity of the Fund was 36 days as of May 31, 1999.

Scudder Cash Investment Trust invests only in first-tier debt instruments. Because of the increased level of volatility and activity in the markets, we placed an even greater emphasis on the highest quality money market securities during the period. Over its abbreviated fiscal year, the Fund maintained investments in a variety of money market instruments, including commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements.


-----------------------

^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results.


                        4 - Scudder Cash Investment Trust

We maintained an overweight position in commercial paper during the period because we believe it offered the most attractive value and some of the highest money market yields available. As of May 31, commercial paper represented 66% of the Fund's assets. The Fund's second largest position, floating-rate securities (16%), was attractive because of these securities' longer maturities, their high correlation with short-term interest rates, and their indexing features. Indexing means that the interest rate of these securities is tied to another rate such as the prime lending rate, and is adjusted up or down when the base rate changes. Variable-rate securities typically hold an incremental yield advantage over fixed-rate issues that mature in 30 days.

                                     Outlook

In light of recent increases in short-term interest rates -- including an increase in the Federal Funds target rate following the close of the period -- a long-predicted slowdown in U.S. economic activity seems more likely to occur in 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on short-term rate increases. Though we plan to extend the Fund's average maturity when the market offers sufficient value, we will maintain a cautious approach during the coming months. We will also monitor the level of worldwide economic activity closely over the remainder of the year:
The United States has been the only significant engine of economic growth for some time. If the incipient economic recovery in Asia and other parts of the world gathers steam, we will watch for additional upward pressure on inflation and short-term interest rates and adjust our strategy accordingly.

                         Scudder Cash Investment Trust:
                          A Team Approach to Investing

Scudder Cash Investment Trust is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Frank J. Rachwalski joined the Adviser in 1973 as a money market specialist within the fixed income group and assumed responsibility for the Fund's day-to-day management and overall investment strategies on January 1, 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since 1974.

Portfolio Manager Dean Meddaugh joined the Adviser in 1996 as a money market manager. Mr. Meddaugh joined the team in 1999 and has six years of investment industry experience.



                        5 - Scudder Cash Investment Trust

The Fund's management team will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Fund for high current income, share price stability, and liquidity. We believe that a prudently managed money market fund, such as Scudder Cash Investment Trust, can be a valuable part of a balanced investment portfolio.

Sincerely,

Your Portfolio Management Team


/s/Frank J. Rachwalski, Jr.      /s/Dean Meddaugh
Frank J. Rachwalski, Jr.         Dean Meddaugh



                        6 - Scudder Cash Investment Trust

                          Glossary of Investment Terms



CERTIFICATE OF DEPOSIT   A debt instrument issued by a bank that usually pays interest. Maturities range from a few weeks to several years, and interest rates are set by competitive forces in the marketplace.


COMMERCIAL PAPER         Short-term obligations with maturities ranging from 2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.


FEDERAL RESERVE BOARD    Governing board of the Federal Reserve System, which establishes policies on reserve requirements and
(FED)                    other bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.


GROSS DOMESTIC PRODUCT   Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to
(GDP)                    the market value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weak growth can lead to a recession.


INFLATION                An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.


LIQUIDITY                A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.


MATURITY                 Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment on that date.


MONEY MARKET             Market for short-term debt instruments, including banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills. Money market instruments are traded through dealers, money center banks, and the Open Market Trading Desk at the New York Federal Reserve
                         Bank. All of these instruments have a high level of safety and liquidity.




                        7 - Scudder Cash Investment Trust

PRIME RATE               The base rate that banks use in pricing commercial loans to their best and most creditworthy customers.
                         The rate is determined by the Federal Reserve's decision to raise or lower prevailing interest rates for short-term borrowing.


REPURCHASE AGREEMENT     Agreement between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees
(REPO)                   to repurchase the securities at an agreed-upon price and, usually, at a stated time. As a money market vehicle, repos refer to the process of a government securities dealer (usually a bank) borrowing from an investor (typically a corporation with excess cash) to finance its inventory, using the securities as collateral.


TOTAL RETURN             The most common yardstick to measure the performance of a fund. Total return -- annualized or compound --
                         is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


YIELD                    The dividends or interest paid on a security, expressed as a percentage of the security's current price.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)



                        8 - Scudder Cash Investment Trust

                     Investment Portfolio as of May 31, 1999

                                                                                             Principal        Market
                                                                                             Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.6%
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 5/28/1999 at 4.8%,
  to be repurchased at $6,756,602 on 6/1/1999, collateralized by a $6,980,000 U.S. Treasury                ------------
  Note, 5.25%, 5/15/2004 (Cost $6,753,000) ................................................    6,753,000     6,753,000
                                                                                                           ------------

Commercial Paper 66.0%
------------------------------------------------------------------------------------------------------------------------
Alpine Securitization Corp., 4.85%, 6/3/1999 ..............................................   20,000,000    19,994,611
Barton Capital Corp., 4.82%, 6/14/1999 ....................................................   40,000,000    39,930,378
Barton Capital Corp., 4.88%, 7/8/1999 .....................................................   16,500,000    16,417,243
Baxter International Inc., 4.84%, 6/11/1999 ...............................................   20,000,000    19,973,110
Clipper Receivables Corp., 4.81%, 6/10/1999 ...............................................    9,200,000     9,188,937
Coca-Cola Enterprises, 4.88%, 6/2/1999 ....................................................   30,000,000    29,995,933
Coca-Cola Enterprises, 4.85%, 7/13/1999 ...................................................   18,000,000    17,898,150
CXC Inc., 4.88%, 8/20/1999 ................................................................   30,000,000    29,674,667
Fairway Finance Corp., 4.88%, 12/15/1999 ..................................................   23,719,000    23,085,597
Falcon Asset Securitization Corp., 4.81%, 6/10/1999 .......................................   20,000,000    19,975,950
General Motors Acceptance Corp., 4.96%, 6/1/1999 ..........................................   25,000,000    25,000,000
General Motors Acceptance Corp., 4.99%, 7/1/1999 ..........................................   25,000,000    24,896,059
GIRO Funding Corp., 4.95%, 7/26/1999 ......................................................   30,000,000    29,777,250
International Securitization Corp., 4.90%, 8/31/1999 ......................................   40,000,000    39,504,556
Intrepid Funding Master Trust, 4.84%, 9/20/1999 ...........................................   20,000,000    19,701,533
Lehman Brothers Holdings, 5.01%, 6/28/1999 ................................................   20,000,000    19,924,850
Lexington Parker Capital Corp., 4.82%, 6/7/1999 ...........................................   32,900,000    32,873,570
Merita North America Inc., 4.83%, 7/9/1999 ................................................   50,000,000    49,745,083
Moat Funding LLC, 4.90%, 6/2/1999 .........................................................   20,000,000    19,997,278
Moat Funding LLC, 4.90%, 6/17/1999 ........................................................   12,621,000    12,593,514
Moat Funding LLC, 4.90%, 6/24/1999 ........................................................   24,000,000    23,924,867
Moat Funding LLC, 4.92%, 6/28/1999 ........................................................   20,000,000    19,928,933
Monte Rosa Capital Corp., 4.86%, 6/10/1999 ................................................   20,900,000    20,874,607
Monte Rosa Capital Corp., 4.95%, 7/7/1999 .................................................   15,000,000    14,925,750
Preferred Receivables Funding Corp., 4.89%, 7/8/1999 ......................................   33,915,000    33,744,549
Special Purpose Accounts Receivable Cooperative Corp., 4.83%, 6/22/1999 ...................   20,000,000    19,943,650
Special Purpose Accounts Receivable Cooperative Corp., 4.83%, 6/25/1999 ...................   25,000,000    24,919,500
Thunder Bay Funding Inc., 4.85%, 6/3/1999 .................................................   40,696,000    40,685,035
Twin Towers Inc., 4.83%, 7/20/1999 ........................................................   14,181,000    14,087,772
Twin Towers Inc., 4.89%, 9/21/1999 ........................................................   40,000,000    39,391,467

    The accompanying notes are an integral part of the financial statements.

                        9 - Scudder Cash Investment Trust

                                                                      Principal         Market
                                                                      Amount ($)        Value ($)
--------------------------------------------------------------------------------------------------

Windmill Funding Corp., 4.88%, 7/28/1999 .......................      35,000,000      34,729,567
Windmill Funding Corp., 4.88%, 8/25/1999 .......................      18,600,000      18,385,687
--------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $805,689,653) .....................                     805,689,653
--------------------------------------------------------------------------------------------------

Certificates Of Deposit 9.5%
--------------------------------------------------------------------------------------------------
American Express Centurian Bank, 4.86%*, 2/14/2000 .............      25,000,000      25,000,000
Bankers Trust Co., 5.09%*, 7/23/1999 ...........................      20,000,000      19,998,821
Comerica Bank Inc., 4.90%*, 3/15/2000 ..........................      11,500,000      11,495,698
First Union National Bank, 5.23%*, 11/16/1999 ..................      20,000,000      20,000,000
NationsBank Corp., 4.83%*, 7/21/1999 ...........................      40,000,000      39,997,849
--------------------------------------------------------------------------------------------------
Total Certificates Of Deposit (Cost $116,492,368) ..............                     116,492,368
--------------------------------------------------------------------------------------------------

U.S. Government Agency Obligations 8.4%
--------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 4.76%*, 7/14/1999 .......      56,000,000      56,000,000
Student Loan Marketing Association, 4.76%*, 7/12/1999 ..........      46,500,000      46,500,000
--------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $102,500,000) ...                     102,500,000
--------------------------------------------------------------------------------------------------

Short-Term and Medium-Term Notes 15.5%
--------------------------------------------------------------------------------------------------
CIT Group Holdings Corp., Medium Term Note, 4.88%*, 5/15/2000 ..      30,000,000      29,981,285
Countrywide Home Loan, Medium Term Note, 5.25%*, 10/15/1999 ....      50,000,000      50,000,000
Goldman, Sachs & Co., 4.99%*, 8/4/1999 .........................      30,000,000      30,000,000
Heller Financial Inc., Medium Term Note, 5.13%*, 6/7/2000 ......      15,000,000      15,014,095
Lehman Brothers Holdings, Medium Term Note, 4.94%*, 10/1/1999 ..      30,000,000      30,000,000
Transamerica Finance Corp., Medium Term Note, 5.25%*, 10/22/1999      35,000,000      35,000,000
--------------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $189,995,380)                           189,995,380
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,221,430,401) (a)                      1,221,430,401
--------------------------------------------------------------------------------------------------

(a)      The cost for federal income tax purposes was $1,221,430,401.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of May 31, 1999.

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Cash Investment Trust

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of May 31, 1999


Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Investments, at market (identified cost $1,221,430,401) ..............................   $ 1,221,430,401
                       Cash .................................................................................         1,071,294
                       Receivable for Fund shares sold ......................................................        16,446,468
                       Interest receivable ..................................................................         3,671,760
                       Other assets .........................................................................            36,888
                                                                                                                ---------------
                       Total assets .........................................................................     1,242,656,811
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                       Payable for investments purchased ....................................................        74,602,242
                       Dividends payable ....................................................................           183,969
                       Payable for Fund shares redeemed .....................................................        19,869,511
                       Accrued management fee ...............................................................           246,040
                       Other payables and accrued expenses ..................................................           734,772
                                                                                                                ---------------
                       Total liabilities ....................................................................        95,636,534
                       ----------------------------------------------------------------------------------------------------------
                       Net assets, at market ................................................................   $ 1,147,020,277
                       ----------------------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets consist of:
                       Accumulated net realized gain (loss) .................................................          (463,922)
                       Paid-in capital ......................................................................     1,147,484,199
                       ----------------------------------------------------------------------------------------------------------
                       Net assets, at market ................................................................   $ 1,147,020,277
                       ----------------------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
                       Net Asset Value, offering and redemption price per share ($1,147,020,277 /
                           1,146,774,461 outstanding shares of beneficial interest, $.01 par value, unlimited   ---------------
                           number of shares authorized) .....................................................   $          1.00
                                                                                                                ---------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Cash Investment Trust

                             Statement of Operations

                                                                                       Eleven
                                                                                     Months Ended   Year Ended
                                                                                     May 31, 1999    June 30,
Investment Income                                                                     (Note D)        1998
-------------------------------------------------------------------------------------------------------------------
                 Interest ......................................................   $ 57,467,520    $ 70,992,254
                                                                                   ------------    ------------

                 Expenses:
                 Management fee ................................................      4,605,149       5,260,517
                 Services to shareholders ......................................      5,741,604       5,896,563
                 Custodian and accounting fees .................................        189,960         221,803
                 Trustees' fees and expenses ...................................         22,518          52,414
                 Reports to shareholders .......................................        261,459         314,093
                 Registration fees .............................................         80,425          83,320
                 Auditing ......................................................         41,226          39,616
                 Legal .........................................................         20,274          22,640
                 Other .........................................................         56,708          48,622
                                                                                   ------------    ------------
                 Total expenses before reductions ..............................     11,019,323      11,939,588
                 Expense reductions ............................................     (1,785,733)     (1,289,666)
                                                                                   ------------    ------------
                 Expenses, net .................................................      9,233,590      10,649,922
                 ----------------------------------------------------------------------------------------------
                 Net investment income .........................................     48,233,930      60,342,332
                 ----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments .......................           --           (17,463)
                 Net unrealized appreciation (depreciation) during the period on
                     investments................................................        419,553         (94,354)
                 Net gain (loss) on investments ................................        419,553        (111,817)
                 ----------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations   $ 48,653,483    $ 60,230,515
                 ----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.



                       12 - Scudder Cash Investment Trust

                       Statements of Changes in Net Assets


                                                                                    Eleven
                                                                                 Months Ended
                                                                                 May 31, 1999                  Years Ended June 30,
Increase (Decrease) in Net Assets                                                   (Note D)              1998                 1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ........................................................... $    48,233,930  $    60,342,332  $    67,095,055
Net realized gain (loss) on investment transactions during the period ...........            --            (17,463)            --
Net unrealized appreciation (depreciation) on investment transactions during the
    period ......................................................................         419,553          (94,354)         911,613
                                                                                  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from operations .................      48,653,483       60,230,515       68,006,668
                                                                                  ---------------  ---------------  ---------------
Distributions to shareholders from net investment income ........................     (48,233,930)     (60,324,869)     (67,095,055)
                                                                                  ---------------  ---------------  ---------------
Fund share transactions at net asset value of $1.00 per share:
Shares sold .....................................................................   2,183,832,499    1,976,992,854    2,146,433,255
Net asset value of shares issued to shareholders in reinvestment of
  distributions..................................................................      45,455,859       56,773,631       62,538,989
Shares redeemed .................................................................  (2,264,700,201)  (2,282,283,081)  (2,166,626,217)
                                                                                  ---------------  ---------------  ---------------
Net increase (decrease) in net assets from Fund share transactions ..............     (35,411,843)    (248,516,596)      42,346,027
                                                                                  ---------------  ---------------  ---------------
Increase (decrease) in net assets ...............................................     (34,992,290)    (248,610,950)      43,257,640
Net assets at beginning of period ...............................................   1,182,012,567    1,430,623,517    1,387,365,877
                                                                                  ---------------  ---------------  ---------------
Net assets at end of period ..................................................... $ 1,147,020,277  $ 1,182,012,567  $ 1,430,623,517
                                                                                  ---------------  ---------------  ---------------


    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Cash Investment Trust

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Eleven
                                                                   Months
                                                                   Ended
                                                                May 31, 1999                     Years Ended June 30,
                                                                   (Note D)        1998       1997       1996      1995       1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                 -------------------------------------------------------------------
Net asset value, beginning of period ...........................   $ 1.000       $  1.000   $  1.000   $  1.000    $ 1.000  $ 1.000
                                                                 -------------------------------------------------------------------
Net investment income ..........................................      .041           .048       .046       .048       .048     .027
Less distributions from net investment income and net realized
  capital gains (a).............................................     (.041)         (.048)     (.046)     (.048)     (.048)   (.027)
                                                                 -------------------------------------------------------------------
Net asset value, end of period .................................   $ 1.000       $  1.000   $  1.000   $  1.000    $ 1.000  $ 1.000
                                                                 -------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Total Return (%) ...............................................      4.15(b)**      4.92(b)    4.73       4.89       4.90     2.77
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................     1,147          1,182      1,431      1,387      1,520    1,430
Ratio of operating expenses, net to average daily net assets (%)       .85*           .85        .86        .83        .78      .82
Ratio of operating expenses before expense reduction, to average
  daily net assets (%)..........................................      1.02*           .95        .86        .83        .78      .82
Ratio of net investment income to average daily net
  assets (%)....................................................      4.44*          4.82       4.63       4.79       4.84     2.78

(a) Net realized capital gains were less than 6/10 of $.01 per share.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized



                       14 - Scudder Cash Investment Trust

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $465,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004 ($279,000), May 31, 2005 ($180,000), May 31, 2006
($4,000), and May 31, 2007 ($2,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to the shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most instances is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased,


                       15 - Scudder Cash Investment Trust
sold, or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than .85% of average daily net assets until September 30, 1999. For the eleven months ended May 31, 1999, the Adviser did not impose a portion of its fee, amounting to $1,785,733, and the portion imposed amounted to $2,819,416, equivalent to an annual effective rate of .26% of the Fund's average daily net assets. For the year ended June 30, 1998, the Adviser did not impose a portion of its fee, amounting to $1,289,666, and the portion imposed amounted to $3,970,851.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the eleven months ended May 31, 1999, the amount charged to the Fund by SSC aggregated $3,013,067 of which $268,659 is unpaid at May 31, 1999. For the year ended June 30, 1998, the amount charged to the Fund by SSC aggregated to $3,099,779.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the eleven months ended May 31, 1999, the amount charged to the Fund by STC aggregated $1,906,345 of which $151,847 is unpaid at May 31, 1999. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated to $1,883,755.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the eleven months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $86,399 of which $7,785 is unpaid at May 31, 1999. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated to $98,059.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the eleven months ended May 31, 1999, the Special Servicing Agreement expense charged to the Fund aggregated to $151,549. For the year ended June 30, 1998, the Special Servicing Agreement expense charged to the Fund aggregated to $24,923.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the eleven months ended May 31, 1999, Trustees' fees and expenses aggregated $22,518. For the year ended June 30, 1998, the Trustee's fees and expenses aggregated $52,414.

                       16 - Scudder Cash Investment Trust

                                C. Line of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               D. Year End Change

On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from June 30 to May 31.

                       17 - Scudder Cash Investment Trust

                        Report of Independent Accountants


To the Board of Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 2, 1999


                       18 - Scudder Cash Investment Trust

                                    This Page
                                  intentionally
                                   left blank.

                       19 - Scudder Cash Investment Trust

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner
Venture Capital Group

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.



                       20 - Scudder Cash Investment Trust

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                       21 - Scudder Cash Investment Trust

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                       22 - Scudder Cash Investment Trust


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470
                   Investor.Relations@scudder.com                Boca Raton            Chicago             San Francisco
                                                                 Boston                New York


                       23 - Scudder Cash Investment Trust

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER